SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

      Date of Report (date of earliest event reported) July 1, 2004

                         Premier Financial Bancorp, Inc.
             (Exact name of registrant as specified in its charter)
            --------------------------------------------------------

          Kentucky                0-20908                 61-1206757
   ---------------------   ---------------------   ------------------------
   (State or other juris-  (Commission File No.)    (IRS Employer Identi-
   diction of corporation)                                fication No.)


                               2883 Fifth Avenue
                        Huntington, West Virginia 25702
        --------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (304) 525-1600
                              ---------------------

                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2. Acquisition or Disposition of Assets

        On July 1, 2004, Premier Financial Bancorp, Inc. ("Premier"), a Kentucky corporation, announced that it had completed the sale of all issued and outstanding capital stock of its wholly owned subsidiary Citizens Bank (Kentucky), Inc. to Farmers Capital Bank Corporation, a Kentucky corporation headquartered in Frankfort, Kentucky pursuant to a Stock Purchase Agreement dated February 13, 2004. Premier received Fourteen Million Five Hundred Thousand Dollars ($14,500,000) for the stock of Citizens Bank (Kentucky), Inc., which is headquartered in Georgetown, Kentucky and has branch offices in Owingsville and Sharpsburg, Kentucky.


Item 7.  Financial Statements and Exhibits

         (c) Exhibit 99.1 - Press Release dated July 1, 2004 announcing completion of the sale of capital stock of Citizens Bank (Kentucky), Inc.




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PREMIER FINANCIAL BANCORP, INC.
                                  -------------------------------
                                           (Registrant)


                                   /s/ Brien M. Chase
                                  -----------------------------------
Date: July 1, 2004                Brien M. Chase, Vice President
                                     and Chief Financial Officer


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                                  EXHIBIT INDEX


    Exhibit Number                     Description
    --------------                     -------------------------------------
        99.1                           Press Release dated July 1, 2004,
                                        captioned "Premier Financial Bancorp,
                                        Announces Completion of Sale of
                                        Citizens Bank (Kentucky)".